T. Rowe Price International Discovery Fund

Supplement to Prospectus Dated March 1, 2019

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective March 1, 2020, Benjamin Griffiths will join Justin Thomson as one of the fund’s portfolio managers and become Cochairman of the fund’s Investment Advisory Committee. Mr. Griffiths joined T. Rowe Price in 2006.

In section 2, the disclosure under “Portfolio Management” is supplemented as follows:

Effective March 1, 2020, Benjamin Griffiths will join Justin Thomson as Cochairman of the fund’s Investment Advisory Committee. Mr. Griffiths joined the Firm in 2006 and his investment experience dates from 1999. For the past five years, Mr. Griffiths has served as a portfolio manager for the Firm’s European Smaller Companies Strategy and as an investment analyst covering European small-cap stocks.

The date of this supplement is February 5, 2020.

F38-041 2/5/20